JOINT FILING AGREEMENT

      Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

      Dated: February 19, 1998


CROWN-GLYNN ASSOCIATES, LIMITED             /s/ John W. Glynn, Jr.
PARTNERSHIP                                 ----------------------------------
By Crown-Glynn Partners, L.P. as                    John W. Glynn, Jr.*
         General Partner
                                            /s/ Steven Rosston
                                            ----------------------------------
                                                    Steven Rosston

CROWN ASSOCIATES III, LIMITED               /s/ Daryl Messinger
PARTNERSHIP                                 ----------------------------------
By Crown Partners III, L.P. as                      Daryl Messinger
         General Partner
                                            /s/ David F. Bellet
                                            ----------------------------------
                                                    David F. Bellet

CROWN PARTNERS III, L.P.                    /s/ Chester A. Siuda
                                            ----------------------------------
                                                    Chester A. Siuda
CROWN-GLYNN PARTNERS, L.P.
                                            /s/ Jeffrey S. Hamren
                                            ----------------------------------
                                                    Jeffrey S. Hamren

By /s/ David F. Bellet
   -----------------------
         General Partner                    /s/ Margaret S. McNamara
                                            ----------------------------------
                                                    Margaret S. McNamara

THE CROWN TRUST

CROWN CAPITAL MANAGEMENT LTD

CROWN-GLYNN ADVISORS, LTD.


By /s/ David F. Bellet
   -----------------------

----------
      * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., GCM 401K, Glynn Buckley Investments, L.P., Glynn Peterson, Glynn Ventures III, L.P., McMorgan Fund II, L.P.


                               Page 29 of 29 pages